EXHIBIT 99.1

                        CRATOS TECHNOLOGY SOLUTIONS INC.

                              FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003

                        CRATOS TECHNOLOGY SOLUTIONS INC.
                              FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003


                                                                        CONTENTS
================================================================================



INDEPENDENT AUDITORS' REPORT                                                   2

FINANCIAL STATEMENTS
  Balance Sheets                                                               3
  Statements of Operations and Deficit                                         4
  Statements of Cash Flows                                                     5
  Summary of Significant Accounting Policies                                   6
  Notes to Financial Statements                                                8


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================================================================================

                                                    INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

To the Shareholders of
CRATOS Technology Solutions Inc.

We have audited the accompanying balance sheets of CRATOS Technologies Solutions Inc. as of October 31, 2004 and 2003 and the statements of operations and deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRATOS Technologies Solutions Inc. at October 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ BDO Dunwoody LLP

Chartered Accountants
Toronto, Ontario
July 15, 2005


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=============================================================================

                                              CRATOS TECHNOLOGY SOLUTIONS INC.
                                                               BALANCE SHEETS

OCTOBER 31                                                  2004         2003
-----------------------------------------------------------------------------

ASSETS

CURRENT
  Cash                                                $  149,127   $  154,124
  Trade accounts receivable (net of allowance for
   doubtful accounts of $0 in 2004 and 2003)             803,700      876,086
  Accrued receivables (note 2)                                --      760,000
  Income taxes recoverable                               148,762            0
  Prepaid expenses and other current assets               53,372       23,933
                                                      -----------------------
                                                       1,154,961    1,814,143
CAPITAL ASSETS (Note 1)                                  213,860      244,312
                                                      -----------------------
                                                      $1,368,821   $2,058,455
=============================================================================

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT
  Accounts payable and accrued liabilities (Note 3)   $1,872,972   $1,328,219
  Rebate accrual (Note 4)                                757,161      297,275
  Due to related parties (Note 5)                        574,541      620,600
                                                      -----------------------
                                                       3,204,674    2,246,094
                                                      -----------------------

SHAREHOLDERS' DEFICIT
  Common Stock, 100 shares authorized and outstanding        100          100
  Deficit                                             (1,835,953)    (187,739)
                                                      -----------------------
                                                      (1,835,853)    (187,639)
                                                      -----------------------
                                                      $1,368,821   $2,058,455
=============================================================================

  The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.


                                       3
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==============================================================================

                                              CRATOS TECHNOLOGY SOLUTIONS INC.
                                          STATEMENTS OF OPERATIONS AND DEFICIT

FOR THE YEARS ENDED OCTOBER 31                             2004           2003
------------------------------------------------------------------------------

REVENUE                                             $ 3,391,889    $ 7,840,534

COST OF REVENUE                                       2,920,033      5,099,147
                                                    --------------------------
GROSS PROFIT                                            471,856      2,741,387


EXPENSES
  Contractors                                           292,875        437,635
  Travel                                                420,594        570,054
  Management fees                                            --        595,339
  Office and general                                    133,713        209,850
  Loss on advance to related party (Note 5)             962,725        865,480
  Bad Debt Recovery                                          --       (194,044)
  Communications                                         70,834         91,085
  Facilities                                            308,081         83,192
  Depreciation                                           59,141         90,071
  Professional fees                                      53,433         22,445
  Marketing                                              10,847         35,406
  Foreign exchange loss                                  50,606         99,278
                                                    --------------------------
                                                      2,362,849      2,905,791
                                                    --------------------------
LOSS BEFORE INCOME TAXES                             (1,890,993)      (164,404)

PROVISION FOR (RECOVERY OF) INCOME TAXES (Note 7)      (242,779)       194,532
                                                    --------------------------
NET LOSS FOR THE YEAR                                (1,648,214)      (358,936)


RETAINED EARNINGS (DEFICIT), beginning of year         (187,739)       171,197
                                                    --------------------------
DEFICIT, end of year                                ($1,835,953)   ($  187,739)
==============================================================================

  The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.


                                       4
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
======================================================================================

                                                      CRATOS TECHNOLOGY SOLUTIONS INC.
                                                              STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED OCTOBER 31                                     2004           2003
--------------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY (USED IN)

OPERATING ACTIVITIES
  Net loss for the year                                     ($1,648,214)      (358,936)
  Adjustments to reconcile net income to cash provided by
    (used in) operating activities:
      Depreciation                                               59,141         90,071
      Loss on advance from related party                        962,725        865,480
      Changes in non-cash working capital balances
        Accounts receivable                                      72,386        325,322
        Accrued receivables                                     760,000       (760,000)
        Taxes recoverable                                      (148,762)            --
        Prepaid expenses and other current assets               (29,439)        11,146
        Accounts payable and accrued liabilities                544,753       (111,540)
        Rebate payable                                          459,886        343,973
        Related parties                                         (46,059)       592,780
                                                            --------------------------
                                                                986,417        998,296
                                                            --------------------------
INVESTING ACTIVITIES
  Acquisition of capital assets                                 (28,689)      (211,541)
  Payment to related parties                                   (962,725)      (865,480)
                                                            --------------------------
                                                               (991,414)    (1,077,021)
                                                            --------------------------

DECREASE IN CASH DURING THE YEAR                                 (4,997)       (78,725)

CASH, beginning of year                                         154,124        232,849
                                                            --------------------------
CASH, end of year                                           $   149,127    $   154,124
======================================================================================

     The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.


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                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

NATURE OF BUSINESS      CRATOS  Technology  Solutions  Inc. (the  "Company"),  a
                        company  incorporated  under the laws of  Ontario,  is a
                        solutions-oriented    organization    specializing    in
                        international    banking   and   financial   transaction
                        processing.  The  majority  of the  Company's  customers
                        specialize   in   card   products   such   as   Visa(R),
                        MasterCard(R),   Eurocard,  Smart  cards,  Debit  cards,
                        Credit cards, Store cards, Private label cards, and Loyalty-based products.

BASIS OF PRESENTATION   These  financial  statements  are  expressed in Canadian
                        dollars and are prepared in accordance with accounting principles generally accepted in the United States
                        ("U.S. GAAP"). Certain prior year amounts have been reclassified to conform to current year presentation.

USE OF ESTIMATES        The  Company's  financial  statements  are  prepared  in
                        accordance  with  U.S.  GAAP.  The  preparation  of  the
                        financial   statements  in  accordance  with  U.S.  GAAP
                        necessarily  requires the Company to make  estimates and
                        judgments  that affect the  reported  amounts of assets,
                        liabilities,   revenues   and   expenses,   and  related
                        disclosure of contingent  assets and liabilities.  On an
                        on-going  basis,  the Company  evaluates its  estimates,
                        including those related to revenues,  bad debts,  income
                        taxes, rebates and contingencies.  The Company bases its
                        estimates on historical  experience and on various other
                        assumptions   that  are  believed  at  the  time  to  be
                        reasonable  under  the  circumstances.  Under  different
                        assumptions  or  conditions,  the  actual  results  will
                        differ,  potentially  materially,  from those previously
                        estimated.   Many  of  the  conditions  impacting  these
                        assumptions and estimates are outside of the Company's control.

CAPITAL ASSETS          Capital assets are stated at cost and are depreciated on
                        a straight-line basis over the estimated useful lives of
                        the  related   assets.   Gains  and  losses  upon  asset
                        disposals   are  taken  into   income  in  the  year  of
                        disposition. The following represents the estimated lives of the capital assets:

                        Furniture and equipment -   5 years
                        Computer hardware       -   3 years
                        Computer software       -   3 years
                        Vehicles                -   5 years
                        Leasehold improvements  -   Shorter of term of lease and
                                                    estimated life


                                       6
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================================================================================

                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

REVENUE RECOGNITION     Revenues  consist of services  revenues from  consulting
                        contracts and integration  services  contracts.  Service
                        revenues from fixed  contracts are recognized  under the
                        percentage  of  completion  method,  using a methodology
                        that accounts for costs  incurred  under the contract in
                        relation  to  the  total   estimated   costs  under  the
                        contract,  after  providing for any  anticipated  losses
                        under the contract.  All other service revenue is earned
                        on  a  time  and  materials   basis,  and  therefore  is
                        recognized in the period in which the services are performed.

INCOME TAXES            The Company  accounts  for income  taxes under the asset
                        and liability  method that requires the  recognition  of
                        deferred  tax assets and  liabilities  for the  expected
                        future tax consequences of temporary differences between
                        the  carrying  amounts  and  tax  basis  of  assets  and
                        liabilities.   Effects  of  changes  in  tax  rates  are
                        recognized in the period that includes the enactment date. The Company provides a valuation allowance on net deferred tax assets when it is more likely than not that such assets will be realized.

SIGNIFICANT CUSTOMER
 AND VENDOR             The Company performs  ongoing credit  evaluations of its
                        customers' financial condition and generally does not require collateral. The Company maintains allowances for potential losses, and to date, such actual losses have been within management's expectations. A single customer accounted for 94% of the Company's revenue during the year ended October 31, 2004 and 79% during the year ended October 31, 2003. This same customer accounted for 96% of the Company's accounts receivable balance at October 31, 2004 and 85% of the Company's accounts receivable balance as at October 31, 2003.

                        In addition, the Company uses consultants to deliver service contracts for its customers. These consultants are procured primarily through one significant consulting agency. Amounts recorded in the Company's Statements of Operations as cost of revenues almost exclusively represent consulting services incurred through this significant vendor.

FINANCIAL INSTRUMENTS   Carrying  amounts of certain of the Company's  financial
                        instruments   including   cash,   accounts   receivable,
                        accounts payable, amounts due to related parties, and accrued liabilities and rebates payable approximate fair value due to their short maturities.

IMPAIRMENT OF
LONG-LIVED ASSETS       Impairment  losses are recorded on assets to be held and
                        used by the Company when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of the assets. When an impairment loss is required for assets to be held and used by the Company, the related assets are adjusted to their estimated fair value. Fair value represents the amount at which an asset could be bought or sold in a current transaction between willing parties that is other than a forced or liquidation sale.

                        The estimation process involved in determining if assets have been impaired and in the determination of fair value is inherently uncertain because it requires estimates of current market yields as well as future events and conditions. Such future events and conditions include economic and market conditions, as well as availability of suitable financing to find acquisitions and development activities. The realization of the Company's revenue producing assets is dependent upon future uncertain events and conditions, and accordingly, the actual timing and amounts realized by the Company may be materially different from their estimated value.

ALLOWANCE FOR DOUBTFUL
ACCOUNTS The Company evaluates its need for an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. An allowance is maintained for 100% of all accounts deemed to be uncollectible. The Company has not historically required an allowance for doubtful accounts as its customers are large corporations where credit concerns are not an issue. The Company does not have a history of non-collection of accounts receivable.


                                       7
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================================================================================

                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                                   NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

1.    CAPITAL ASSETS
                                                  2004                      2003
                             ---------------------------------------------------
                                           ACCUMULATED               Accumulated
                                   COST   DEPRECIATION       Cost   Depreciation

Furniture and equipment        $192,160       $ 57,062   $189,528       $ 23,616
Computer hardware               133,585         98,237    133,585         80,589
Computer software               129,983        103,926    103,926        103,147
Vehicles                         27,569         11,165     27,569          4,136
Leasehold improvements            1,862            909      1,862            670
                             ---------------------------------------------------
                                485,159        271,299    456,470        212,158
                             ---------------------------------------------------
Net book value                                $213,860                  $244,312
                                       =========================================

--------------------------------------------------------------------------------

2.    ACCRUED RECEIVABLES

      Accrued  receivables   represent  amounts  due  from  customers  for  work
      performed which has not yet been invoiced.

--------------------------------------------------------------------------------

3.    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                             2004           2003
                                                      --------------------------
    Accounts payable                                   $1,843,330     $1,213,265
    Accrued liabilities                                    29,642          6,993
    Income taxes payable                                       --        107,961
                                                      --------------------------
                                                       $1,872,972     $1,328,219
                                                      ==========================

--------------------------------------------------------------------------------

4.    REBATE ACCRUAL

      The Company has instituted a rebate program for its major customer which entitles the customer to earn credits which can be used to offset fees relating to future work performed by the Company. The customer earns rebates provided they remit payment to the Company for work performed within a specified timeframe. These rebates can be applied to work performed in the following calendar year, at a prescribed rate. If the rebates are not utilized within the following calendar year, they expire with no value to the customer. The accrual recorded by the Company as of October 31, 2004 and 2003 represents management's best estimates of these future liabilities, using all available information including the Company's historical redemption rate for this program.

--------------------------------------------------------------------------------

5.    RELATED PARTY TRANSACTIONS

      During fiscal 2004 and fiscal 2003, the Company received services from companies controlled by the Company's shareholders in amounts totaling $521,000 and $1,414,000 respectively. As of October 31, 2004 and 2003, amounts due to these companies in respect of these services, along with services provided in prior years, amounted to $574,541 and $620,600 respectively.

      The Company has loaned amounts to Cratos Integrated Inc. ("Integrated") Integrated is a company controlled by the shareholders of the Company. These amounts were repayable on demand and carried no fixed repayment terms or interest. Due to the financial condition of Integrated, these amounts have been deemed not to be recoverable, and as a result amounts totaling $962,725 and $865,480 in 2004 and 2003 respectively have been charged to the Statement of Operations as loss on advance to related party.


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================================================================================

                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                                   NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

6.    COMMITMENTS AND CONTINGENCIES

      The Company has entered into operating leases for premises with minimum annual payments as follows.

      2005                                                           $  272,004
      2006                                                              273,337
      2007                                                              288,000
      2008                                                              289,333
      Thereafter                                                        582,659
                                                                     ----------
                                                                     $1,705,333
                                                                     ==========

      The Company is subject to legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. While the outcome of these proceedings and claims cannot be predicted with certainty, management does not believe that the outcome of any of these legal matters will have a material adverse effect on its consolidated financial position, results of operations or cash flows.

--------------------------------------------------------------------------------

7.    INCOME TAXES

      The Company operates in Canada and consequently its taxable income is subject to tax at a statutory rate of approximately 36%.

      A reconciliation of the combined Canadian federal and provincial income tax rate with the Company's effective income tax rate is as follows:

                                                             2004          2003
                                                      -------------------------
    Expected statutory rate                                 36.00%        36.00%
    Expected provision for income taxes               $  (680,757)   $  (59,185)
    Loss on loan foregiveness to related party            173,290       155,786
    Change in valuation allowance                         173,291       155,786
    Impact of small business tax rate                      91,397       (57,855)
                                                      -------------------------
    Income taxes                                      $  (242,779)   $  194,532
                                                      =========================

      The Company's entire provision for income taxes in both the years ended October 31, 2004 and 2003 were current taxes payable.


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================================================================================

                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                                   NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      The primary temporary differences which gave rise to the net deferred tax assets at October 31, 2004 and 2003 are:

                                                             2004          2003
                                                      -------------------------
      DEFERRED TAX ASSETS
        Capital losses                                    329,077       155,786
                                                      -------------------------
        Less, valuation allowance                        (329,077)     (155,786)
                                                      -------------------------
        Net deferred tax asset                        $        --    $       --
                                                      =========================

      The Company believes that sufficient uncertainty exists regarding the realization of its deferred tax assets such that a full valuation allowance is required.


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================================================================================

                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                                   NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

8.    SUPPLEMENTAL CASH FLOW DISCLOSURES

                                                             2004          2003
                                                      -------------------------
      Supplemental disclosure of cash flow information:
        Cash paid during the period for interest      $     6,415    $      129
        Cash paid during the period for taxes         $    25,981    $   90,824

--------------------------------------------------------------------------------

9.    SUBSEQUENT EVENT

      Purchase by ActiveCore Technologies Inc.

      Subsequent to October 31, 2004, the shareholders of Cratos (the "Shareholders") signed a share purchase agreement (the "Share Purchase Agreement") with Activecore Technologies Inc. ("Activecore") a public company whose shares trade on the Nasdaq OTC Bulletin Board, pursuant to which Activecore acquired all of the stock of Cratos in exchange for approximately $2.7 million in cash and common stock of Activecore. This consideration is comprised of cash consideration of $100,000, the issuance of a $100,000 promissory note due in August 2005, and 9,021,030 common shares of Activecore. The per share stock consideration was valued for the purpose of determining the purchase price of the acquisition by using a simple average of the closing trading price of the Company's common shares for two days both before and after this transaction was announced.

      The share consideration paid by ActiveCore is subject to an adjustment based on whether the Company achieves specified EBITDA targets for the 8 successive quarters following the close of the transaction. If the Company exceeds the targets, then the shareholders could earn up to an additional 400,000 common shares of ActiveCore. If the Company fails to achieve these targets, then the shareholders will be required to contribute up to 400,000 additional shares back to ActiveCore.

      The purchase price is subject to an adjustment mechanism which will require (i) Activecore to issue additional shares to the Shareholders in the event Cratos' exceeds certain specified financial targets, and (ii) the Shareholders to contribute back to the Activecore's treasury shares in the event Cratos' fails to achieve certain specified financial targets.

      In addition to the foregoing, Activecore made a cash payment on behalf of Cratos to its primary supplier which equaled all amounts due to such supplier. This supplier will also receive a specified number of bonus shares of Activecore's common stock in consideration for its agreement to
      (i) enter into renewed agreements which Cratos, and (ii) terminate any existing security agreements between such party and Cratos as well as discharge any registered security and agree to subordinate any future security to that of any senior lender of Activecore.

      Pursuant to the terms of the Share Purchase Agreement, each of the Shareholders agreed to a contractual lock-up and voting restrictions in respect of the Shares. Specifically, the Shares will be subject to a lock-up in accordance with the following release conditions: (i) 20% of the Shares shall be released on the seventh business day following the closing date; (ii) 40% of the Shares will be released on the first anniversary of the closing date; and (iii) 40% of the Shares will be released on the second anniversary of the Closing Date. Each of the Shareholders have also agreed for a period of two years from the closing date to vote the Shares in support of any recommendation made by the directors and/or management of Activecore at any of its annual or special meetings.

      Prior to the execution of the Share Purchase Agreement, the Shareholders agreed to forgive all amounts receivable by them from the Company.

================================================================================

                                                CRATOS TECHNOLOGY SOLUTIONS INC.
                                                   NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 AND 2003
--------------------------------------------------------------------------------

      Credit Facility

      On April 30, 2005, Cratos secured a $1.75 million credit facility with a major Canadian bank. Amounts drawn on this facility bear interest at the prime rate plus 1.00% per annum. The facility is secured by a general security agreement against Cratos and by personal guarantees of two principals of Activecore. The margin requirements of the facility restrict borrowing to 85% of effectively assigned and domestic unencumbered trade accounts receivables and insured non-domestic unencumbered trade account receivables.


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